UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2007
___________

BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	20-2902156 (I.R.S. Employer Identification Number)
16217 North May Avenue Edmond, OK (Address of principal executive offices)		73013 (Zip code)
(405) 242-4444 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On November 30, 2007, the executive officers of Bronco Drilling Company, Inc. (the “Company”), and certain other members of the Company’s management, entered into stock trading plans covering a total of 138,335 shares of common stock in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The primary purpose for such persons entering into the 10b5-1 plans was to enable each of them to generate funds sufficient to satisfy withholding tax obligations that will result from the vesting, commencing January 2008, of restricted stock awards previously granted to them under the Company’s 2006 Stock Incentive Plan. The 10b5-1 plans have been designed to comply with the Company’s insider trading policies and stock ownership guidelines.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

Date: December 6, 2007	By:/s/ ZACHARY M. GRAVES Zachary M. Graves Chief Financial Officer